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                                                                   EXHIBIT 10.17


                            Amendment to Warrant

         THIS AMENDMENT is entered into by and among PNC Capital Corp. ("PNC"), and Best Software, Inc., previously named Best Programs, Inc. ("Best").

         WHEREAS, on March 24, 1993 Best issued to PNC a Best Programs, Inc. Common Stock Purchase Warrant (the "Warrant"); and

         WHEREAS, pursuant to a letter dated January 22, 1997, PNC agreed to waive compliance by Best with the provisions of Section 6.3 of that certain Loan and Warrant Purchase Agreement by and between PNC and Best dated as of March 2, 1993 for the express intent of issuing a one-time cash dividend in the amount of approximately $3.0 million; and

         WHEREAS, in consideration of such waiver, Best agreed to amend the Warrant to reduce the then current per share Exercise Price thereunder.

         NOW THEREFORE, Best and PNC hereby agree as follows:

         1. Any capitalized term used in this Amendment that is not defined herein shall have the definition ascribed to such term in the Warrant.

         2. The parties agree that, as of the date of this Amendment, and prior to the execution hereof, the per share exercise price under the Warrant is $4.00 per share, giving effect to a one-to-ten split of Best's Common Stock which occurred after the Warrant was issued.

         3. The parties hereby agree that, as of the effective date of this Amendment, the Exercise Price is hereby reduced to $3.3175 per share, a reduction of $0.6825 per share. Anything in this Amendment notwithstanding, from the date of this Amendment until expiration or full exercise of the Warrant, the Exercise Price may be further adjusted from time to time as provided in the Warrant.

         4. Except as expressly modified herein, the provisions of the Warrant shall remain in full force and effect.

         5. This Amendment may be signed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. If this Amendment is signed in counterparts, no signatory hereto shall be bound until all parties named below have duly executed a counterpart of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date the last party signs below.

PNC CAPITAL CORP                                 BEST SOFTWARE, INC.



By:                                              By:
   -----------------------------                    --------------------------
         Peter V. Del Presto                           David N. Bosserman
         Vice President                                Chief Financial Officer


Date:                                            Date:
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                              Amendment to Warrant

         THIS AMENDMENT is entered into by and among PNC Capital Corp. ("PNC"), and Best Software, Inc., previously named Best Programs, Inc. ("Best").

         WHEREAS, on March 24, 1993 Best issued to PNC a Best Programs, Inc. Common Stock Purchase Warrant (the "Warrant"); and

         WHEREAS, pursuant to a letter dated June 17, 1997, PNC agreed to waive compliance by Best with the provisions of Section 6.3 of that certain Loan and Warrant Purchase Agreement by and between PNC and Best dated as of March 2, 1993 for the express intent of issuing a cash dividend to shareholders in the amount of approximately $8.0 million; and

         WHEREAS, in consideration of such waiver, Best agreed to pay PNC a dividend equivalent payment of $432,337.50 as well as amend the Warrant to reduce the then current per share Exercise Price thereunder by 20% of the dividend value.

         NOW THEREFORE, Best and PNC hereby agree as follows:

         1. Any capitalized term used in this Amendment that is not defined herein shall have the definition ascribed to such term in the Warrant.

         2. PNC hereby confirms its agreement to waive compliance by Best with the provisions of Section 6.3 of that certain Loan and Warrant Purchase Agreement by and between PNC and the Company dated as of March 2, 1993 for the sole and limited purpose of allowing the Company to issue a single cash dividend to its shareholders in an amount not to exceed Eight Million Dollars ($8,000,000).

         3. The parties agree that, as of the date of this Amendment, the per share exercise price under the Warrant is $3.3175 per share.

         4. The parties hereby agree that, as of the effective date of this Amendment, the Exercise Price is hereby reduced to $3.043, a reduction of $0.2745 per share. Anything in this Amendment notwithstanding, from the date of this Amendment until expiration or full exercise of the Warrant, the Exercise Price may be further adjusted from time to time as provided in the Warrant.

         5. Except as expressly modified herein, the provisions of the Warrant shall remain in full force and effect.

         6. This Amendment may be signed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. If this Amendment is signed in counterparts, no signatory hereto shall be bound until all parties named below have duly executed a counterpart of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date the last party signs below.

PNC CAPITAL CORP                                BEST SOFTWARE, INC.



By:                                             By:
   -----------------------------                   --------------------------
         Peter V. Del Presto                          David N. Bosserman
         Vice President                               Chief Financial Officer


Date:                                           Date:
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